UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2005

MK RESOURCES COMPANY

(Exact name of registrant as specified in charter)

Delaware	0-23042	82-0487047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 East South Temple, Suite 1225

Salt Lake City, Utah 84111

(801) 297-6900

(Address of Principal Executive Offices and Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On April 27, 2005, MK Resources Company announced that it had received a merger proposal letter from Leucadia National Corporation in connection with discussions relating to the sale of a majority interest in the Company’s whole-owned subsidiary, MK Gold Exploration, B.V. The press release announcing the merger proposal and the discussions relating to the sale of an interest in MK Gold Exploration, B.V is filed with this report as Exhibit 99.1. A copy of the proposal letter from Leucadia National Corporation is filed with this report as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Press release dated April 27, 2005.

Exhibit 99.2	Letter of April 26, 2005 from Leucadia National Corporation to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MK RESOURCES COMPANY

/s/ John C. Farmer
John C. Farmer
Chief Financial Officer and Secretary

Date: April 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release dated April 27, 2005.

99.2	Letter of April 26, 2005 from Leucadia National Corporation to the Company.